UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934, as amended

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☐	Definitive Information Statement
GWIN, INC.
(Name of Registrant as Specified in Its Charter)
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GWIN, INC.
5052 South Jones Boulevard
Las Vegas, Nevada 89118

INFORMATION STATEMENT

This Information Statement (this “Information Statement”) is being furnished to all holders of shares of common stock, par value $0.001 per share and Series A Convertible Preferred Stock, par value $0.01 per share, of record at the close of business on August 10, 2006 (collectively, the “Shareholders”) of GWIN, Inc., a Delaware corporation (the “Company”), with respect to certain corporate actions of the Company. This Information Statement is first being provided to the Shareholders on or about August 22, 2006.

The corporate actions involve three (3) proposals (collectively, the “Proposals”) providing for the following:

1. To approve the adoption of the GWIN, Inc. 2006 Stock Incentive Plan;

2. To approve an amendment to the Company’s Certificate of Incorporation (as amended) to increase the authorized shares of the Company’s common stock from One Hundred Fifty Million (150,000,000) to Seven Hundred Fifty Million (750,000,000) shares; and

3. To approve an amendment to the Company’s Certificate of Incorporation (as amended) to change the name of the Company from GWIN, Inc. to Winning Edge International, Inc.

ONLY THE SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON AUGUST 10, 2006 (THE “RECORD DATE”) ARE ENTITLED TO NOTICE OF AND TO VOTE ON THE PROPOSALS. A PRINCIPAL SHAREHOLDER WHO COLLECTIVELY HOLDS IN EXCESS OF FIFTY PERCENT (50%) OF THE COMPANY’S SHARES OF VOTING CAPITAL STOCK ENTITLED TO VOTE ON THE PROPOSALS HAS INDICATED HIS INTENTION TO VOTE IN FAVOR OF THE PROPOSALS. AS A RESULT, THE PROPOSALS SHOULD BE APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER SHAREHOLDERS OF THE COMPANY. THIS ACTION IS EXPECTED TO BE TAKEN NOT LESS THAN TWENTY (20) DAYS FROM THE MAILING OF THIS INFORMATION STATEMENT, BUT AS SOON THEREAFTER AS PRACTICABLE.

BY ORDER OF THE BOARD OF DIRECTORS

/s/Wayne Allyn Root
Wayne Allyn Root, Chief Executive Officer

Las Vegas, Nevada
August 11, 2006

Purpose Of Increasing Number Of Authorized Shares Of Common Stock	17
Advantages And Disadvantages Of Increasing Authorized Shares	18
Recommendation Of The Board Of Directors	18
No Voting Of Shareholders Required	18

PROPOSAL 3 - AMENDMENT TO CERTIFICATE OF INCORPORATION TO CHANGE NAME OF THE COMPANY	19

Purpose Of Changing The Name Of The Company	19
Amendment To Certificate Of Incorporation	19
Recommendation Of The Board Of Directors	19
No Voting Of Shareholders Required	19

i

ADDITIONAL INFORMATION	20

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS	20

APPENDIX A	1

ii

GWIN, INC.
5052 South Jones Boulevard
Las Vegas, Nevada 89118
_________________________

INFORMATION STATEMENT

_________________________

This Information Statement (this “Information Statement”) contains information related to certain corporate actions of GWIN, Inc., a Delaware corporation (the “Company”), and is expected to be mailed on or about August 22, 2006 to all holders of the voting capital stock of the Company, which includes all holders of common stock, par value $0.0001 per share (“Common Stock”) and all holders of Series A Convertible Preferred Stock, par value $0.0001 per share (“Series A Preferred”) of record at the close of business on August 10, 2006 (collectively, the “Shareholders”).

ABOUT THE INFORMATION STATEMENT

What Is The Purpose Of The Information Statement?

This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, to notify the Shareholders, as of the close of business on August 10, 2006 (the “Record Date”), of the corporate actions expected to be taken pursuant to the written consent of a principal shareholder. Specifically, a holder of our Series A Preferred is expected to act upon certain corporate matters outlined in this Information Statement, which action is expected to take place on August 11, 2006, consisting of: (i) the adoption of the GWIN, Inc. 2006 Stock Incentive Plan, (ii) an amendment to the Company’s Certificate of Incorporation (as amended) to increase the authorized shares of the Company’s common stock from One Hundred Fifty Million (150,000,000) to Seven Hundred Fifty Million (750,000,000) shares and (iii) an amendment to the Company’s Certificate of Incorporation (as amended) to change the name of the Company from GWIN, Inc. to Winning Edge International, Inc. (collectively, the “Proposals” and, each, a “Proposal”). A shareholder who holds shares of Common Stock and shares of Series A Preferred is entitled to cast a number of votes equal to 56.51% of the total voting capital stock on all matters submitted to the Shareholders for approval, including the Proposals set forth herein.

Who Is Entitled To Notice?

All holders of shares of Common Stock and Series A Preferred of record on the close of business on the Record Date will be entitled to notice of each matter to be voted upon pursuant to the written consent of a certain principal shareholder. Specifically, a shareholder has indicated he will vote in favor of the Proposals on August 11, 2006. Under Delaware corporate law, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than fifty percent (50%) of the holders of voting stock in lieu of a meeting of the shareholders. Because the shareholder is entitled to cast a number of shares equal to 56.51% of the total voting stock of the Company, no action by the minority shareholders in connection with the Proposals set forth herein is required.

What Corporate Matters Will The Principal Shareholder Vote For And How Will He Vote?

The shareholder who holds 56.51% of the total voting capital stock of the Company holds a majority of the total voting capital stock required to vote on each matter. Such principal shareholder has indicated that he will vote for the following matters:

•	For the approval of the adoption of the GWIN, Inc. 2006 Stock Incentive Plan (see page 12 herein);

•
For the approval to amend the Certificate of Incorporation (as amended) of the Company to increase the authorized shares of the Company’s common stock from One Hundred Fifty Million (150,000,000) to Seven Hundred Fifty Million (750,000,000). (see page 17 herein); and

•	For the approval to amend the Certificate of Incorporation (as amended) of the Company to change the name of the Company from GWIN, Inc. to Winning Edge International, Inc. (see page 19 herein).

What Are The Recommendations Of The Board Of Directors?

The recommendations of the Board of Directors are set forth below together with the description of each item in this Information Statement. In summary, the Board recommends a vote:

•	For the approval of the adoption of the GWIN, Inc 2006 Stock Incentive Plan (see page 12 herein);

•
For the approval to amend to the Company’s Certificate of Incorporation (as amended) to increase the authorized shares of the Company’s common stock from One Hundred Fifty Million (150,000,000) to Seven Hundred Fifty Million (750,000,000) shares (see page 17 herein); and

•	For the approval to amend the Certificate of Incorporation (as amended) of the Company to change the name of the Company from GWIN, Inc. to Winning Edge International, Inc. (see page 19 herein).

What Vote Is Required To Approve Each Proposal?

GWIN, Inc. 2006 Stock Incentive Plan. For the Proposal to adopt the GWIN, Inc. 2006 Stock Incentive Plan, a vote of a majority of the voting capital stock is required for approval of the Proposal. As a result, a vote to approve this Proposal by a certain principal shareholder (which vote is equal to 56.51% of the total voting capital stock of the Company), is required to approve the Proposal.

Increase in Authorized Shares of Common Stock. For the approval to amend the Company’s Certificate of Incorporation (as amended) to increase the authorized shares of the Company’s Common Stock from One Hundred Fifty Million (150,000,000) to Seven Hundred Fifty Million (750,000,000) shares, the affirmative vote of a majority of the shares of outstanding voting stock on the Record Date, will be required for approval. As a result, a vote to approve this proposal by a certain principal shareholder (which vote is equal to 56.51% of the total voting capital stock of the Company), is required to approve the Proposal.

Corporate Name Change.  For the approval to amend the Company’s Certificate of Incorporation (as amended) to change the name of the Company from GWIN, Inc. to Winning Edge International, Inc., a vote of a majority of the voting capital stock is required for approval of the Proposal. As a result, a vote to approve this Proposal by a certain principal shareholder (which vote is equal to 56.51% of the total voting capital stock of the Company), is required to approve the Proposal.

INFORMATION ON THE CONSENTING SHAREHOLDER

A vote by the holders of at least a majority of our total voting capital stock is required to effect each of the actions described in this Information Statement. Each share of Common Stock is entitled to one (1) vote, and each Series A Preferred share is entitled to that number of votes equal to two hundred fifty (250) shares of Common Stock for voting purposes.

As of the Record Date, we had 107,183,180 shares of Common Stock and 462,222 shares of Series A Preferred issued and outstanding. Therefore, a majority of the 222,738,680 total voting shares of capital stock of the Company (which such figure includes 107,183,180 shares of Common Stock outstanding as of the Record Date plus 115,555,500 shares which are entitled to be voted in connection with the ownership of Series A Preferred shares) in favor of the action is required to pass the shareholder resolution for this action.

A shareholder who holds shares of Common Stock and shares of Series A Preferred has indicated his intention to vote in favor of the Proposals, and the number of shares of Common Stock and Series A Preferred within his voting control as of the Record Date is listed below. The following principal shareholder holds 56.51% of the shares of voting capital stock and accordingly, has sufficient shares to approve the Proposal:

NAME AND ADDRESS	NUMBER OF COMMON SHARES ENTITLED TO VOTE	NUMBER OF SERIES A PREFERRED SHARES HELD	NUMBER OF SERIES A PREFERRED SHARES ENTITLED TO VOTE	TOTAL NUMBER OF SHARES OF CAPITAL STOCK ENTITLED TO VOTE	PERCENTAGE OF TOTAL VOTING CAPITAL STOCK(1)

Wayne Allyn Root 5052 South Jones Boulevard Las Vegas, Nevada 89118	10,313,928(2)	462,222(3)	115,555,500(3)	125,869,428	56.51%

(1)
Applicable percentage of total voting stock is based on 107,183,180 shares of Common Stock issued and outstanding on August 10, 2006, of which 10,313,928 shares are directly held by Mr. Root, plus 115,555,500 shares Mr. Root is entitled to vote in connection with his ownership of 462,222 shares of Series A Preferred in accordance with the terms of that certain Certificate of Designation as filed with the Secretary of State of the State of Delaware on August 3, 2006.

(2)	Does not include 666,667 shares issuable to Mr. Root which have vested on July 31, 2006 and 666,667 shares which will vest on July 31, 2007.
(3)
Holders of Series A Preferred shall vote together with holders of common stock and not as a separate class, and each share of Series A Preferred shall be entitled to cast a number of votes equal to two hundred fifty (250) shares of common stock for voting purposes.

PRINCIPAL SHAREHOLDERS

The table below sets forth information with respect to the beneficial ownership of our Common Stock and Series A Preferred as of August 10, 2006 for (a) any person who we know is the beneficial owner of more than five percent (5%) of our outstanding Common Stock and Series A Preferred, (b) each of our Directors and executive officers and (c) all of our Directors and officers as a group. Other than the persons identified below, no person beneficially owned more than five percent (5%) of each of the Company’s Common Stock and Series A Preferred. There are no other classes or series of capital stock outstanding. As of the date of this Information Statement, the Company had 107,183,180 shares of Common Stock and 462,222 shares of Series A Preferred issued and outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF DIRECT OWNERSHIP	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENTAGE OF CLASS (1)
Common	Wayne Allyn Root 5052 South Jones Boulevard Las Vegas, Nevada 89118	10,313,928	14,936,148(2)	13.94%
Common	Douglas R. Miller 5052 South Jones Boulevard Las Vegas, Nevada 89118	1,536,568	4,692,370(3)	4.38%
Common	Jeff Johnson 5052 South Jones Boulevard Las Vegas, Nevada 89118	--	--	0%
Common	Robert L. Seale 5052 South Jones Boulevard Las Vegas, Nevada 89118	20,000	20,000	*
Common	Roger Aspey-Kent 5052 South Jones Boulevard Las Vegas, Nevada 89118	345,000(4)	703,000(4)	*
Common	Roger L. Harrison 5052 South Jones Boulevard Las Vegas, Nevada 89118	20,000	20,000	*
Common	All Officers And Directors As A Group (Six Persons)	12,235,496	20,371,518(5)	19.01%
Series A Preferred	Wayne Allyn Root 5052 South Jones Boulevard Las Vegas, Nevada 89118	462,222	462,222	100%
Series A Preferred	Douglas R. Miller 5052 South Jones Boulevard Las Vegas, Nevada 89118	--	--	0%
Series A Preferred	Jeff Johnson 5052 South Jones Boulevard Las Vegas, Nevada 89118	--	--	0%

Series A Preferred	Robert L. Seale 5052 South Jones Boulevard Las Vegas, Nevada 89118	--	--	0%
Series A Preferred	Roger Aspey-Kent 5052 South Jones Boulevard Las Vegas, Nevada 89118	--	--	0%
Series A Preferred	Roger L. Harrison 5052 South Jones Boulevard Las Vegas, Nevada 89118	--	--	0%
Series A Preferred	All Officers And Directors As A Group (Six Persons)	462,222	462,222	100%

_________________________
*	Less than one percent (1%).

(1)
Applicable percentages of beneficial ownership are based on 107,183,180 shares of Common Stock and 462,222 shares of Series A Preferred outstanding on August 10, 2006 for each shareholder. Each Series A Preferred share shall be convertible into ten (10) shares of Common Stock in accordance with that certain Certificate of Designation of Series A Preferred Stock as filed with the Secretary of the State of the State of Delaware on August 3, 2006. Beneficial ownership is determined in accordance within the rules of the SEC and generally includes voting of investment power with respect to the securities. Shares subject to securities exercisable or convertible into shares of Common Stock that are currently exercisable or exercisable within sixty (60) days of August 10, 2006 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such persons, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Includes 10,313,928 shares of common stock directly held by Mr. Root and 462,222 shares of Series A Preferred which are convertible into 4,622,220 shares of common stock in accordance with that Certain Certificate of Designation as filed with the SEC on August 3, 2006. Does not include 666,667 shares issuable to Mr. Root which have vested as of July 31, 2006 and 666,667 shares which will vest on July 31, 2007.

(3)
Includes 1,536,568 shares held directly by Mr. Miller; and 3,155,802 shares held in the name of the Kerlee Intervivos Trust of which Mr. Miller is a beneficiary. Does not include 500,000 shares which have vested as a restricted stock grant on July 31, 2006 and which shares have not been issued to date.

(4)	Includes 345,000 shares held directly by Roger Aspey-Kent and 358,000 shares underlying currently exercisable warrants.
(5)
Includes 15,749,298 shares of Common Stock and 462,222 shares of Series A Preferred which are convertible into 4,622,220 shares of common stock in accordance with that Certain Certificate of Designation as filed with the SEC on August 3, 2006. Does not include 666,667 shares issuable to Mr. Root which have vested as of July 31, 2006 and 666,667 shares which will vest on July 31, 2007. Does not include 500,000 shares issuable to Mr. Miller which have vested as a restricted stock grant on July 31, 2006.

PROPOSALS BY SECURITY HOLDERS

No security holder has requested the Company to include any additional proposals in this Information Statement.

DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is certain information concerning our executive officers and directors, including their age as of August 10, 2006. Our directors serve for a term of two (2) years or until their successors are elected and qualified. Our officers serve at the discretion of our Board of Directors. There are no family relationships among our directors and officers.

Name	Age	Title

Wayne Allyn Root	45	Chairman of the Board and Chief Executive Officer

Douglas R. Miller	60	President, Chief Operating Officer, Secretary and Director

Jeff Johnson	48	Chief Financial Officer

Robert L. Seale	65	Director, Audit Committee (Chair) and Compensation Committee

Roger Aspey-Kent	63	Director, Audit Committee

Roger L. Harrison	63	Director, Compensation Committee

Wayne Allyn Root has served as our Chief Executive Officer and Chairman of our Board of Directors since our reorganization in July 2001. From 1999 to 2001, Mr. Root served as Chairman and Chief Executive Officer of our subsidiary, Global Sports Edge, Inc. From 1990 to 1999, Mr. Root served as a sports handicapper for National Sports Service. Mr. Root earned his B.A. from Columbia University. Mr. Root does not hold a directorship in any other public company.

Douglas R. Miller has served as our President, Chief Operating Officer, Secretary and a 1) director since our reorganization in July 2001. Mr. Miller has also served as our Chief Financial Officer from November 2001 to April 2003. From 1999 to 2001, Mr. Miller served as President of our subsidiary, Global Sports Edge, Inc. From 1998 to 1999, Mr. Miller was the Chief Financial Officer of Body Code International, an apparel manufacturer. Mr. Miller holds a B.A. degree in economics from the University of Nebraska and an MBA degree from Stanford University. Mr. Miller is a director of Players Network (OTCBB: PNTV).

Jeff Johnson has served as Chief Financial Officer of the Company since May 2003. From 1995 to 2002 Mr. Johnson was the Chief Financial Officer for KNPR Radio. Mr. Johnson was the Chief Financial Officer for Display Ad for three (3) years and prior to that Mr. Johnson was with the national public accounting firms of Laventhal & Horwath and Coopers and Lybrand. Mr. Johnson does not hold a directorship in any public company.

Roger Aspey-Kent has been a member of the Board of Directors since January 1, 2004. He is currently an executive director of a property development company based in Cyprus and also a non-executive director of a technology systems company based in London. He is an executive partner of Falcon Capital which is in the venture capital business operating in various locations throughout Europe. From 1985 until 1990 he worked in general management of Credit Commercial de France, in London. From 1980 until 1985 he worked as a senior associate director of Societe Generale, Merchant Banking. While at Societe Generale he served as senior corporate finance advisor for equity strategy and he was responsible for corporate syndications in London and Southeast Asia and for aerospace business development in Asia. From 1963 until 1967 he worked as a corporate finance executive at Lazard Brothers & Co. Ltd in London where he was responsible for corporate finance activity in developing markets. Mr. Aspey-Kent currently serves as a director of EIG Technology Ltd and Marrakesh Properties Ltd.

Robert L. Seale has been a member of the Board of Directors since January 1, 2004. Currently, Mr. Seale is a principal with GIF Services, Inc., a Manager of Managers program managing the portfolios of state and local governments. From January 1999 until December 2002, Mr. Seale served as Managing Director of Gabelli Fixed Income, LLC where he was responsible for managing the $2 billion portfolio under management as a senior executive. From 1991 until 1999, he served as the Nevada State Treasurer where he was responsible for investing the State’s $2.1 billion portfolio, managing the $28 billion cash flow, and debt issuance. From 1981 until 1990, he was the Managing Partner for Pangborn & Co. CPA’s in Reno, Nevada. He graduated with a B.S. in Accountancy from California State Polytechnic University in 1964.

Roger L. Harrison has been a member of the Board of Directors since January 15, 2004. Since the early 1980’s Mr. Harrison has been involved in creating, producing and directing films. Since 1999 he has been working on twenty-three (23) projects, three (3) of which are currently considered “hot”: Cousins (Jerry Lee Lewis, Mickey Gilley, Jimmy Swaggart biopic); The Las Vegas Showgirls Meet the Furry Hamsters from Hell (a Mel Brooks-type spoof); and a documentary on capitalism and the republic form of democracy called “The Perfect Incubator”. Prior to his involvement with films, Mr. Harrison worked for approximately fourteen (14) years in the securities industry as an account executive with seven (7) years at Merrill Lynch, three (3) years as Regional Manager with E.F. Hutton & Co., and four (4) years with A.G. Edwards. His first film project was The Chosen which he produced during 1981-1983. The Chosen was the winner of the Christopher Award; best film and best actor (Rod Steiger) at the Montreal Film Festival; and the New York Film Critics, best screenplay and best director awards.

Our Board of Directors held three (3) meetings during the fiscal year ended July 31, 2005. Each Director attended at least seventy-five percent (75%) of the aggregate number of meetings held by the Board of Directors during the time each such Director was a member of the Board.

Director Compensation

Commencing in February 2004, our non-employee Directors receive $1,000 for each meeting of our Board of Directors they attend in person. These fees may be paid in cash or with restricted shares of common stock at the discretion of the Company. We also reimburse our directors for out-of-pocket expenses incurred to attend meetings of the board.

Our executive officers hold office until the next annual meeting of Directors. There are no known arrangements or understandings between any director or executive officer and any other person pursuant to which any of the above-named executive officers or Directors was selected as an officer or Director.

Committees

We have two (2) standing committees: the Audit Committee and the Compensation Committee.

Audit Committee

Our current Audit Committee was formed during February 2004. It attends and reports to our Board of Directors with respect to matters regarding our independent registered public accounting firm, including, without limitation: annual review of their charter; approving the firm to be engaged as our independent registered public accounting form for the next fiscal year; reviewing with our independent registered public accounting firm the scope and results of their audit and any related management letter; consulting with our independent registered public accounting firm and our management with regard to our accounting methods and adequacy of our internal accounting controls; approving the professional services rendered by our independent registered public accounting firm; reviewing the independence, management consulting services and fees of our independent registered public accounting firm; inquiring about significant risks or exposures and methods to minimize such risk; ensuring effective use of audit resources; and preparing and supervising the U.S. Securities and Exchange Commission reporting requirements. Our Audit Committee currently consists of Robert L. Seale (Chair) and Roger Aspey-Kent.

Compensation Committee

Our Compensation Committee was formed during February 2004 to attend to and report to our Board of Directors with respect to the appropriate compensation of our directors and executive officers and is responsible for administering all of our employee benefit plans. The Compensation Committee currently consists of Roger L. Harrison (Chair) and Robert L. Seale.

Section 16(A) Beneficial Ownership Reporting Compliance

Based solely on a review of Forms 3 and 4 and amendments thereto furnished to us during our most recent fiscal year, and Forms 5 and amendments thereto furnished to us with respect to our most recent fiscal year and certain representations, no persons who were either a director, officer, or beneficial owner of more than ten percent (10%) of our common stock, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year, except that Wayne Allyn Root and Douglas R. Miller filed Form 4’s two (2) months late reporting the vesting of restricted shares on July 31, 2005 which had previously been issued in accordance with their respective employment agreements.

Code Of Ethics

The Board of Directors adopted a Code of Ethics in October 2004, which applies to all of the Company’s Executive Officers, Directors and employees. A copy of the Code of Ethics is attached to our Annual Report on Form 10-KSB for the year ended July 31, 2004.

EXECUTIVE COMPENSATION

The following table sets forth information regarding the executive compensation for the Company’s Chief Executive Officer and President during the fiscal years ended July 31, 2005 and July 31, 2004 and each other officer(s) who had total annual salary and bonus in excess of $100,000 during such years.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus	Other Amount Compensation(1)	Securities Underlying Options (Number of Shares)	All Other Compensation
Wayne Allyn Root; Chairman &	2005	$175,000	-	$388,271(2)	-	-
Chief Executive Officer	2004	$175,000	-	$334,994(2)	4,000,000	-

Douglas R. Miller; President	2005	$195,000	-	-	-	-
	2004	$175,000	-	-	1,500,000	-

Hollis Barnhart; Vice	2005	$150,000	-	$43,677	-	-
President - Sales	2004	$150,000	-	$58,395	-	-

Jeff Johnson; Chief Financial Officer	2005	$108,000	-	-	-	-

____________________
(1)	These payments are commissions paid on handicapping selections.
(2)	Payments to Mr. Root in 2005 includes $54,311 earned but not paid from handicapping fees.

The following table sets forth information concerning option exercises and option holdings for the year ended July 31, 2005 with respect to our Chief Executive Officer and each of our other executive officers:

AGGREGATE OPTION EXERCISES IN FISCAL YEAR ENDED
JULY 31, 2005 AND OPTION VALUES AS OF JULY 31, 2005

			Number of Underlying Options	Securities Unexercised at July 31, 2005	Value of Unexercised In-The-Money Options at July 31, 2005
Name	Exercise Price	Expiration Date	Exercisable	Unexercisable	Exercisable	Unexercisable

None.

DESCRIPTION OF CAPITAL STOCK

General

The current authorized capital stock of our Company consists of One Hundred Fifty Million (150,000,000) shares of common stock, par value $0.0001 per share and Five Million (5,000,000) shares of preferred stock, par value $0.0001 per share. The following description is a summary of the capital stock of our Company and contains the material terms of our capital stock. Additional information can be found in our Certificate of Incorporation (as amended) and our By-laws.

Common Stock

The Company is authorized to issue One Hundred Fifty Million (150,000,000) shares of Common Stock, par value $0.0001 per share.

All shares have equal voting rights and are not assessable. Voting rights are not cumulative, and, therefore, the holders of more than fifty percent (50%) of our Common Stock could, if they chose to do so, elect all the Directors.

Upon liquidation, dissolution or winding up of the Company, our assets, after the payment of liabilities and any liquidation preferences on outstanding preferred stock, will be distributed pro rata to the holders of the Common Stock. The holders of the Common Stock do not have preemptive rights to subscribe for any of our securities and have no right to require us to redeem or purchase their shares. The shares of Common Stock presently outstanding are, and the shares of Common Stock to be issued pursuant to this offering will be, upon issuance, fully paid and nonassessable.

Holders of common stock are entitled to share equally in dividends when, as and if declared by the Board of Directors of the Company, out of funds legally available therefor. We have not paid any cash dividends on our common stock, and it is unlikely that any such dividends will be declared in the foreseeable future.

As of August 10, 2006, there are 107,183,180 shares of Common Stock issued and outstanding and 41,616,820 shares reserved for future issuance pursuant to our anticipated financing with Cornell Capital Partners, LP.

Preferred Stock

The Company is authorized to issue Five Million (5,000,000) shares of preferred stock, par value $0.0001 per share.

On August 3, 2006, the Company filed a Certificate of Designation of Series A Preferred stock (the “Designation”) with the Secretary of the State of the State of Delaware pursuant to which the Company designated 462,222 shares of Convertible Series A Preferred for purposes of issuing such 462,222 shares to our Chief Executive Officer, Mr. Wayne Allyn Root, as partial consideration for the forgiveness of certain indebtedness the Company owes to Mr. Root. The holders of Series A Preferred stock shall have full voting rights and powers, and they shall be entitled to vote on all matters as to which holders of Common Stock shall be entitled to vote, voting together with the holders of Common Stock as one (1) class; and holders of shares of Series A Preferred stock shall be entitled to cast, for each share of Series A Preferred stock, a number of votes equal to two hundred fifty (250) shares of Common Stock. Furthermore, all shares of Series A Preferred stock then outstanding shall automatically convert without any further action of the holders thereof into shares of Common Stock at the Conversion Rate (as defined below) immediately upon the earlier of (i) thirty-six (36) months after the Original Issue Date (as such term is defined in the Designation) (ii) at the option of the holders thereof or (iii) upon the Sale (as such term is defined in the Designation) of the Corporation. The number of shares of Common Stock to be issued upon conversion of shares of any Series A Preferred Stock shall be issued at the rate of ten (10) shares of Common Stock for every one (1) share of Series A Preferred Stock (the “Conversion Rate”). The Series A Preferred stock shall, with respect to rights on liquidation, dissolution or winding up, rank (a) on a parity with the Common Stock (as if the Series A Preferred stock had been converted into Common Stock), and (b) junior to any other class of preferred stock established after the Original Issue Date (as defined in the Certificate of Designation) by the Board of Directors, the terms of which expressly provide that such class will rank senior, as to liquidation rights or otherwise, to the Series A Preferred stock.

Shares of our preferred stock may be issued in series from time to time with such designations rights, preferences and limitations as our Board of Directors may determine by resolution. The rights, preferences and limitations of separate series of preferred stock may differ with respect to such matters as may be determined by the Board of Directors, including, without limitation, the rate of dividends, method and nature of payment of dividends, terms of redemption, amounts payable on liquidation, sinking fund provisions (if any), conversion rights (if any), and voting rights. The potential exists, therefore, that preferred stock might be issued which would grant dividend preferences and liquidation preferences to preferred stockholders over common stockholders. Unless the nature of a particular transaction and applicable statutes require such approval, the Board of Directors has the authority to issue these shares without stockholder approval. The issuance of preferred stock may have the affect of delaying or preventing a change in control of GWIN, Inc. without any further action by stockholders.

Options

The Company had no options outstanding as of August 10, 2006.

Warrants

The Company issued no warrants during the fiscal year ended July 31, 2006.

Securities Issued To Laurus Master Fund, Ltd.

On December 1, 2004, the Company closed on a transaction with Laurus Master Fund Ltd. (“Laurus”) in which the Company borrowed $600,000 from Laurus pursuant to a $600,000 Convertible Term Note (the “Note”) as a provision of the Note the Company registered 9,969,900 shares of Common Stock and the accompanying warrants for potential conversion and the Company issued a seven (7) year warrant to purchase 2,666,667 shares of the Company's common stock at an exercise price of $0.09 per share. The Note is due in three (3) years, bears interest at thirteen percent (13%), with the interest being payable monthly; and principal payments are amortized over the term of the loan with the first payment due February 1, 2005; and the payments of principal and interest may be paid using shares of the Company's Common Stock at a price of $0.073, subject to adjustment, if certain conditions are met.

The Note is secured by (a) a personal guaranty of Mr. Wayne Allyn Root, the Company’s Chief Executive Officer; (b) a pledge by Mr. Root of shares of the Company; (c) an assignment of all of the funds which are released from certain credit card security accounts; and (d) a master security agreement covering all of the assets of the Company.

The loan and sale of the warrant were made pursuant to a Securities Purchase Agreement with Laurus. Laurus has no relationship with the Company or any of its affiliates other than the fact that Laurus entered into a similar transaction with the Company in 2002, and the Company still owed to Laurus approximately $350,000 as of July 31, 2006 on the original loan transaction. The Company paid to Laurus Capital Management, LLC, the Manager of Laurus, a fee of $21,000 plus $10,000 for its expenses.

Dividends

The Company has not declared or paid cash dividends on its Common Stock since its inception and does not anticipate paying such dividends in the foreseeable future. The payment of dividends may be made at the discretion of the Board of Directors at that time and will depend upon, among other factors, on the Company’s operations.

Anti-Takeover Effects Of Provisions Of The Certificate Of Incorporation, By-laws And Delaware Law

Authorized but Unissued Stock. Authorized but unissued shares of Common Stock and preferred stock would be available for future issuance without our stockholders’ approval. These additional shares may be utilized for a variety of corporate purposes including, but not limited to, future public or direct offerings to raise additional capital, corporate acquisitions and employee incentive plans. The issuance of such shares may also be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the desire of the Board of Directors. A takeover may be beneficial to stockholders because, among other reasons, a potential suitor may offer stockholders a premium for their shares of stock compared to the then-existing market price.

The existence of authorized but unissued and unreserved shares of preferred stock may enable the Board of Directors to issue shares to persons friendly to current management, which would render more difficult or discourage an attempt to obtain control of the Company by means of a proxy contest, tender offer, merger or otherwise, and thereby protect the continuity of the Company’s management.

Transfer Agent And Registrar

Colonial Stock Transfer, Inc. is the transfer agent and registrar of our common stock. Its address is 66 Exchange Place, Salt Lake City, Utah 84111, and its telephone number is (801) 355-5740.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

(a) No officer or Director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or Director of the Company.

(b) No Director of the Company has informed the Company that he intends to oppose the proposed actions to be taken by the Company as set forth in this Information Statement.

PROPOSAL 1 - ADOPTION OF THE GWIN, INC. 2006 STOCK INCENTIVE PLAN

Our Company’s Board of Directors proposes the adoption of the GWIN, Inc. 2006 Stock Incentive Plan (the “Plan”).

Purpose Of Adopting The GWIN, Inc. 2006 Stock Incentive Plan

The purpose of the adoption of the Plan is to promote the long-term growth and profitability of the Company by (a) providing key people with incentives to improve shareholder value and to contribute to the growth and financial success of the Company, and (b) enabling the Company to attract, retain and reward the best-available persons. The Plan permits the granting of stock options (including incentive stock options qualifying under Code Section 422 and nonqualified stock options), stock appreciation rights, restricted or unrestricted share awards, phantom stock, deferred share units, performance awards, other stock-based awards, or any combination of the foregoing. Equity incentives have been a significant component of compensation for directors, officers, consultants and employees. We believe that this practice will enable the Company to attract and retain highly qualified and experienced individuals. By linking directors, officers, consultants and employees’ compensation to corporate performance, their reward is related directly to the Company’s success. We believe the use of equity incentives increases motivation to improve shareholder value.

Description Of The GWIN, Inc. 2006 Stock Incentive Plan

Directors, officers, consultants and employees of the Company and its Affiliates, as well as advisors, sales representatives, other individuals performing bona fide services to or for the Company and its Affiliates, and other individuals in connection with their hiring, retention, or otherwise may be granted common stock options to purchase shares of Common Stock (both incentive stock options, or “ISOs”, and non-ISOs, though only employees may receive ISOs), stock appreciation rights (“SARs”), restricted shares or units, unrestricted shares, deferred share units, performance units, phantom stock and other stock-based awards under the Plan. In the discussion below, the term “Awards” refers to all forms of award that the Plan authorizes. Upon the effectiveness of the Plan, the Company will have three (3) non-employee Directors, two (2) employee Directors, and approximately forty (40) additional employees, and no other individuals expected to be eligible to receive Awards under the Plan. The following table sets forth the benefits and/or amounts that will be received by or allocated to each eligible participant under the Plan:

NEW PLAN BENEFITS
GWIN, Inc. 2006 Stock Incentive Plan
Name and Position	Dollar Value ($)	Number of Units
Wayne Allyn Root, CEO and Chairman of the Board		None To Date
Douglas R. Miller, President, Chief Operating Officer and Director	-	None To Date
Jeff Johnson, Chief Financial Officer	-	None To Date
Robert L. Seale, Director		None To Date
Roger Aspey-Kent, Director	-	None To Date
Roger L. Harrison, Director	-	None To Date
Executive Group	-	None To Date
Non-Executive Director Group	-	None To Date
Non-Executive Officer Employee Group	-	None To Date

On a calendar year basis, an amount of shares of Common Stock equivalent to fifteen percent (15%) of the fully diluted shares outstanding on January 2 of any such calendar year (without taking into account outstanding Awards at the end of the prior calendar year) may be allocated, at the discretion of the Administrator, to be granted as Awards under the Plan, less Awards outstanding at the end of the prior calendar year. In no event shall the number of shares which may be allocated as Awards under the Plan be less than Twenty-Five Million (25,000,000) shares of Common Stock for a given calendar year.

Notwithstanding this limit, not more than an aggregate of ten percent (10%) of the total shares within the plan may be subject to ISO Awards during the term of the Plan, and not more than an aggregate of ten percent (10%) of the total shares within the plan may be subject to Awards in a form other than options and SARs. Any limitations on the maximum number of options granted to any director, officer, or employee under the plan shall be determined from time to time at the sole discretion of the Administrator, including any such maximum number with respect to any individual during the first fiscal year that the individual is employed with the Company or an Affiliate. The number of shares subject to any such limits may be adjusted in the event of certain changes in the capitalization of the Company.

The Board will administer the Plan or a committee appointed by the Board (referred to as the “Administrator”). The Administrator will have authority, subject to the terms of the Plan, to determine when and to whom to make grants under the plan, the type of Award and the number of shares to be covered by the grants, the fair market value of shares, the terms of the grants, which includes the exercise price of the shares of Common Stock covered by options, any applicable vesting provisions, and conditions under which Awards may be terminated, expired, cancelled, renewed or replaced, and to construe and interpret the terms of the Plan and Awards.

Options. Options granted under the Plan provide participants with the right to purchase shares at a predetermined exercise price. The Administrator may grant ISOs and non-ISOs; provided that ISO treatment is not be available for options that become first exercisable in any calendar year for shares that have a value exceeding $100,000 (based upon the fair market value of the shares on the option grant date).

SARs. A share appreciation right generally permits a participant who receives it to receive, upon exercise, cash and/or shares equal in value to the excess of (a) the fair market value, on the date of exercise, of the shares with respect to which the SAR is being exercised, over (b) the exercise price of the SAR for such shares. The Administrator may grant SARs in tandem with options, or independently of them. SARs that are independent of options may limit the value payable on its exercise to a percentage, not exceeding one hundred percent (100%), of the excess value.

Exercise Price for Options and SARs. The per share purchase price under each option or SAR granted shall be established by the Administrator at the time the option is granted. However, the per share purchase price for non-ISOs shall not be less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date the option is granted. The exercise price of ISOs may not be less than one hundred percent (100%) of the fair market value on the grant date of the underlying shares subject to the Award for participants who own more than ten percent (10%) of our shares on the grant date.

Exercise of Options and SARs. Each option granted pursuant to the Plan shall be for such term as determined by the Administrator; provided, however, that no option shall be exercisable sooner than one (1) year nor more than ten (10) years from the date it was granted (five (5) years in the case of ISOs granted to employees who, at the time of grant, own more than ten percent (10%) of the Company’s outstanding shares). To the extent exercisable in accordance with the agreement granting them, an option or SAR may be exercised in whole or in part, and from time to time during its term; subject to earlier termination relating to a holder’s termination of employment or service. With respect to options, the Administrator has the discretion to accept payment of the exercise price in any of the following forms (or combination of them): cash or check in U.S. dollars, certain shares, and cashless exercise under a program the Administrator approves.

Restricted Shares, Restricted Share Units, Unrestricted Shares, Phantom Stock, Deferred Share Units, and Other Stock-Based Awards. Under the Plan, the Administrator may grant restricted shares and restricted share units that are forfeitable until certain vesting requirements are met, and may grant unrestricted shares as to which the participant’s interest is immediately vested. For restricted Awards, the Plan provides the Administrator with discretion to determine the terms and conditions under which a participant’s interests in such Awards becomes vested. In addition, the Administrator may grant phantom stock (Awards denominated n stock-equivalent units), deferred share units, and other stock-based Awards. Deferred share units may only be awarded to certain directors, consultants, or select members of management to defer their receipt of compensation payable in cash or shares (including shares that would otherwise be issued upon the vesting of restricted shares and restricted share units). Deferred share units represent a future right to receive shares.

Whenever shares are released pursuant to these Awards, the participant will be entitled to receive additional shares that reflect any stock dividends that the Company’s shareholders received between the date of the Award and issuance or release of the shares. Likewise, a participant will be entitled to receive a cash payment reflecting cash dividends paid to the Company’s shareholders during the same period. Such cash dividends will accrue simple interest from their payment date to the Company’s shareholders until paid in cash when the shares to which they relate are either released from restrictions in the case of restricted shares or issued in the case of restricted share units.

Performance Awards. The Plan authorizes the Administrator to grant performance-based Awards in the form of performance units that the Administrator may, or may not, designate as “Performance Compensation Awards” that are intended to be exempt from Code section 162(m) limitations. In either case, performance-based Awards vest and become payable based upon the achievement, within the specified period of time, of performance objectives applicable to the individual, the Company, or any affiliate. Performance-based Awards are payable in shares, cash, or some combination of the two; the individual participant limit of shares granted per performance period shall be subject to the sole determination of the Administrator. The Administrator decides the length of performance periods, but the periods may not be less than one (1) fiscal year of the Company.

With respect to Performance Compensation Awards, the Plan requires that the Administrator specify in writing the performance period to which the Award relates, and an objective formula by which to measure whether and the extent to which the Award is earned on the basis of the level of performance achieved with respect to one or more performance measures. Once established for a performance period, the performance measures and performance formula applicable to the Award may not be amended or modified in a manner that would cause the compensation payable under the Award to fail to constitute performance-based compensation under Code section 162(m).

Under the Plan, the possible performance measures for Performance Compensation Awards include basic, diluted or adjusted earnings per share; sales or revenue; earnings before interest, taxes and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, and sales of assets of affiliates or business units. Each measure will be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Administrator) and, if so determined by the Administrator, and in the case of a Performance Compensation Award, to the extent permitted under Code section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance measures may vary from performance period to performance period, and from participant to participant, and may be established on a stand-alone basis, in tandem or in the alternative.

Income Tax Withholding. As a condition for the issuance of shares pursuant to Awards, the Plan requires satisfaction of any applicable federal, state, local, or foreign withholding tax obligations that may arise in connection with the Award or the issuance of shares.

Transferability. Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of other than by will or the laws of descent and distribution.

Certain Corporate Transactions. The Administrator shall equitably adjust the number of shares covered by each outstanding Award, and the number of shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Administrator may provide in substitution for any or all outstanding Awards under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. In any case, such substitution of securities will not require the consent of any person who is granted Awards pursuant to the Plan.

In addition, in the event or in anticipation of a Change in Control (as defined in the Plan), outstanding options and SARs will terminate upon the effective time of the Change in Control, unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the substitution and the equivalent Awards of, the surviving or successor entity or a parent thereof. In the event of such termination, the holders of options and SARs under the

Plan will be permitted, for a period of at least twenty days prior to the effective time of the Change in Control, to exercise all portions of such Awards that are then exercisable or which become exercisable upon or prior to the effective time of the Change in Control; provided, that any such exercise of any portion of such an Award which becomes exercisable as a result of such Change in Control shall be deemed to occur immediately prior to the effective time of such Change in Control.

Term of the Plan; Amendments or Termination. The Board has the power to terminate, amend or modify the Plan at any time. If the Board does not take action to earlier terminate the Plan, it will terminate on December 13, 2015. Certain amendments may require the approval of the Company’s shareholders. No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards that previously had been granted without the written consent of the holders of those options unless it relates to an adjustment pursuant to certain transactions that change the Company’s capitalization or it is otherwise mutually agreed between the participant and the Administrator. Notwithstanding the foregoing, the Administrator may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

Expected Federal Income Tax Consequences. The following is a general discussion of certain U.S. federal income tax consequences relating to Awards granted under the Plan. This discussion does not address all aspects of U.S. federal income taxation, does not discuss state, local and foreign tax issues and does not discuss considerations applicable to a holder who is, with respect to the United States, a non-resident alien individual. This summary of federal income tax consequences does not purport to be complete and is based upon interpretations of the existing laws, regulations and rulings which could be altered materially with enactment of any new tax legislation.

Under the United States Internal Revenue Code, the Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that participants recognize pursuant to Awards (subject to the participant’s overall compensation being reasonable, and to the discussion below with respect to Code section 162(m)). For participants, the expected U.S. tax consequences of Awards are as follows:

Non-ISOs. A participant will not recognize income at the time a non-ISO is granted. At the time a non-ISO is exercised, the participant will recognize ordinary income in an amount equal to the excess of (i) the fair market value of the shares issued to the participant on the exercise date over (ii) the exercise price paid for the shares. At the time of sale of shares acquired pursuant to the exercise of a non-ISO, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

ISOs. A participant will not recognize income upon the grant of an ISO. There are generally no tax consequences to the participant upon exercise of an ISO (except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax). If the shares are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If both of these holding period requirements are not met, then a “disqualifying disposition” occurs and (i) the participant recognizes gain in the amount by which the fair market value of the shares at the time of exercise exceeded the exercise price for the ISO and (ii) any remaining amount realized on disposition (except for certain “wash” sales, gifts or sales to related persons) will be characterized as capital gain or loss.

Share Appreciation Rights. A participant to whom a SAR is granted will not recognize income at the time of grant of the SAR. Upon exercise of a SAR, the participant must recognize taxable compensation income in an amount equal to the value of any cash or shares that the participant receives.

Restricted Shares, Restricted Share Units, Deferred Share Units, Performance Awards, and Unrestricted Shares. In general, a participant will not recognize income at the time of grant of restricted shares, restricted share units, deferred share units or performance Awards, unless the participant elects with respect to restricted shares or restricted share units to accelerate income taxation to the date of the Award. In this event, a participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of an Award, a participant must recognize taxable compensation income equal to the value of any cash or unrestricted shares that the participant receives. The same tax consequences apply to performance Awards and Awards of unrestricted shares.

Special Tax Provisions. Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on Awards in connection with a change in control of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Code section 280G, and the participant may be subject to a twenty percent (20%) excise tax and the Company may be denied a tax deduction. Furthermore, the Company may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to Awards that are not “performance-based” within the meaning of Code section 162(m) in certain circumstances. The Plan is designed to permit Awards that qualify as performance-based compensation for this purpose.

Compliance with Section 409A of The Code. The Company intends that all Options granted under the Plan not be considered to provide for the deferral of compensation under Section 409A of the Code and that any other Award that does provide for such deferral of compensation shall comply with the requirements of Section 409A of the Code and, accordingly, this Plan shall be so administered and construed.  Further, the Company may modify the Plan and any Award to the extent necessary to fulfill this intent.

Recommendation Of The Board of Directors

Our Board unanimously recommended a vote “FOR” the approval of the adoption of the GWIN, Inc. 2006 Stock Incentive Plan.

No Voting Of Shareholders Required

We are not soliciting any votes with regard to this Proposal to adopt the GWIN, Inc. 2006 Stock Incentive Plan. The Series A Preferred shareholder who has indicated an intention to vote in favor of this Proposal holds 56.51% of the total issued and outstanding shares of voting capital stock and accordingly, this principal shareholder as sufficient shares to approve the Proposal.

PROPOSAL 2 - AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK

The Company’s Board of Directors proposes an amendment to the Company’s Certificate of Incorporation (as amended) to increase the number of authorized shares of Common Stock, par value $0.001 per share, from 150,000,000 to 750,000,000 shares.

Purpose Of Increasing Number Of Authorized Shares Of Common Stock

The Securities Purchase Agreement. Some of the additional authorized shares may be used in connection with our anticipated financing under a Securities Purchase Agreement (the “SPA”), by and between the Company and Cornell Capital Partners, LP (“Cornell Capital”). Pursuant to the SPA, the Company will sell to Cornell Capital, and Cornell Capital shall purchase from the Company, convertible debentures (collectively, the “Debentures”) in the aggregate principal amount of approximately One Million Five Hundred Thousand Dollars ($1,500,000), plus accrued interest, which are convertible into shares of the Company’s Common Stock at Cornell Capital’s discretion. The Company will also issue to Cornell Capital warrants (the “Warrants”) to purchase up to 23,000,000 shares of Common Stock at Cornell Capital’s discretion (the Debentures and the Warrants are collectively referred to herein as the “Financing”). In connection with the Financing, the Company has agreed to transfer up to 183,333,333 shares of Common Stock that will be delivered to an escrow agent and irrevocably pledged pursuant to a Pledge and Escrow Agreement, which such Pledge and Escrow Agreement will be executed contemporaneously with the SPA.

General Corporate Purposes. In addition to the reasons set forth above, the Company’s Board of Directors believes that it is desirable to have additional authorized shares of Common Stock available for other possible future financings, possible future acquisition transactions and other general corporate purposes. The Company’s Board of Directors believes that having such additional authorized shares of Common Stock available for issuance in the future should give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders’ meeting. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing shareholders, management believes that such transactions would increase the value of the Company to its shareholders.

Amendment of Certificate of Incorporation. The amendment to the Company’s Certificate of Incorporation (as amended) provides for the authorization of Six Hundred Million (600,000,000) additional shares of the Company’s Common Stock. As of August 10, 2006, 107,183,180 shares of the Company’s Common Stock were issued and outstanding.

The amendment to the Company’s Certificate of Incorporation (as amended) shall be filed with the Delaware Secretary of State so that Article 4 of the Certificate of Incorporation (as amended) shall read as follows:

“FOURTH: This Corporation is authorized to issue two (2) classes of shares designated respectively “Common Stock” and “Preferred Stock” and referred to herein as Common Stock or Common Shares and Preferred Stock or Preferred Shares, respectively. The total number of shares of Common Stock this Corporation is authorized to issue is 750,000,000 and each such share shall have a par value of $0.0001, and the total number of shares of Preferred Stock this Corporation is authorized to issue is 5,000,000 and each such share shall have a par value of $0.0001. The Preferred Shares may be issued from time to time in one or more series. The board of directors is authorized to fix the number of shares of any series of Preferred Shares and to determine the designation of any such series. The board of directors is also authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Shares and, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.”

Advantages And Disadvantages Of Increasing Authorized Shares

There are certain advantages and disadvantages of voting for an increase in the Company’s authorized Common Stock. The advantages include:

•	Complying with the terms of the Agreement with Cornell Capital.

•	The ability to raise capital by issuing capital stock under the transaction described above, or other financing transactions.

•	To have shares of Common Stock available to pursue business expansion opportunities, if any.

The disadvantages include:

•	Dilution to the existing shareholders, including a decrease in our net income per share in future periods. This could cause the market price of our stock to decline.

•
The issuance of authorized but un-issued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the desires of the Company’s Board of Directors, at that time.

Recommendation Of The Board Of Directors

Our Board unanimously recommended the approval of an amendment to our Company’s Certificate of Incorporation (as amended) to increase the number of authorized shares of Common Stock, par value $0.001 per share, from One Hundred Fifty Million (150,000,000) to Seven Hundred Fifty Million (750,000,000) shares.

No Voting Of Shareholders Required

We are not soliciting any votes with regard to the proposal to amend the Company’s Certificate of Incorporation (as amended) to increase the number of authorized shares of common stock, par value $0.001 per share, from One Hundred Fifty Million (150,000,000) to Seven Hundred Fifty Million (750,000,000) shares. The principal shareholder that has indicated an intention to vote in favor of this Proposal holds 56.51% of the total issued and outstanding shares of voting stock and accordingly, this principal shareholder has sufficient shares to approve the Proposal.

PROPOSAL 3 - AMENDMENT TO CERTIFICATE OF INCORPORATION TO CHANGE NAME OF COMPANY

Our Company’s Board of Directors proposes to change our Company’s name from GWIN, Inc. to Winning Edge International, Inc.

Purpose Of Changing The Name Of The Company

The Board believes that it is in the Company’s best interest to have the Company change its name because the Company plans on marketing its current services in areas outside the United States and the name “Winning Edge International, Inc.” better represents the global appeal of our services.

Amendment To Certificate Of Incorporation

The Company shall file with the Secretary of State of the State of Delaware a Certificate of Amendment to the Certificate of Incorporation (as amended) of the Company which shall indicate the new name of the Company to be Winning Edge International, Inc. The amendment to the Company’s Certificate of Incorporation (as amended) shall be filed with the Delaware Secretary of State so that Article 1 of the Certificate of Incorporation (as amended) shall read as follows:

“FIRST: The name of the Corporation (hereinafter called the “Corporation”) is Winning Edge International, Inc.”

Recommendation Of The Board Of Directors

Our Board unanimously recommended a vote “FOR” the approval to change the company name from GWIN, Inc. to Winning Edge International, Inc. upon filing a Certificate of Amendment to the Certificate of Incorporation (as amended) with the Secretary of State of the State of Delaware with the new name Winning Edge International, Inc.

No Voting Of Shareholders Required

We are not soliciting any votes with regard to the proposal to change the name of the Company from GWIN, Inc. to Winning Edge International, Inc. upon filing a Certificate of Amendment to the Certificate of Incorporation (as amended) with the Secretary of State of the State of Delaware with the new name Winning Edge International, Inc. The Series A Preferred shareholder who has indicated an intention to vote in favor of this Proposal holds 56.51% of the total issued and outstanding shares of voting capital stock and accordingly, this principal shareholder has sufficient shares to approve the Proposal.

ADDITIONAL INFORMATION

Additional information concerning GWIN, Inc., including its annual and quarterly reports filed with the SEC, may be accessed through the SEC’s EDGAR archives at www.sec.gov.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one (1) Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at 5052 South Jones Boulevard, Las Vegas, Nevada 89118; or by calling the Company at (702) 967-6000 and requesting a copy of the Information Statement. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future Information Statements and annual reports.

By Order of the Board of Directors

/s/ Wayne Allyn Root
Name: Wayne Allyn Root
Title: Chief Executive Officer

Las Vegas, Nevada
August 11, 2006

APPENDIX A

GWIN, INC.
2006 STOCK INCENTIVE PLAN

1. Establishment, Purpose and Types of Awards

GWIN, Inc., a Delaware corporation (the “Company”), hereby establishes the GWIN, INC. 2006 STOCK INCENTIVE PLAN (the “Plan”). The purpose of the Plan is to promote the long-term growth and profitability of the Company by (a) providing key people with incentives to improve shareholder value and to contribute to the growth and financial success of the Company and (b) enabling the Company to attract, retain and reward the best-available persons. The Plan permits the granting of stock options (including incentive stock options qualifying under Code Section 422 and nonqualified stock options), stock appreciation rights, restricted or unrestricted share awards, phantom stock, deferred share units, performance awards, other stock-based awards, or any combination of the foregoing.

2. Definitions

Under this Plan, except where the context otherwise indicates, the following definitions apply:

(a) “Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, “control” shall mean ownership of fifty percent (50%) or more of the total combined voting power or value of all classes of stock or interests of the entity.

(b) “Applicable Law” means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system rules or regulations, and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.

(c) “Award” means any stock option, stock appreciation right, stock award, phantom stock award, performance award or other stock-based award.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” for termination of a Participant’s Continuous Service either has the meaning set forth in any employment-related written agreement between the Participant and the Company, or means that the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons after receiving both a specific written notice of the conduct that the Board considers “Cause” and a reasonable opportunity to cure such conduct (if it is reasonably capable of being cured): (i) the Participant’s willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant’s commission of any material act or acts of fraud, embezzlement, dishonesty or other willful misconduct; (iii) the Participant’s material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful and material breach of any of his or her obligations under any written agreement or covenant with the Company. The Board shall in its discretion determine whether or not a Participant is being terminated for Cause. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

(f) “Change in Control” means: (i) the acquisition (other than from the Company) by any Person, as defined in this Section 2(f), of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act of fifty percent (50%) or more of (A) the then outstanding shares of the securities of the Company; or (B) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of Directors (the “Company Voting Stock”); (ii) the closing of a sale or other conveyance of all or substantially all of the assets of the Company; or (iii) the effective time of any merger, share exchange, consolidation, or other business combination of the Company if immediately after such transaction persons who hold a majority of the outstanding voting securities entitled to vote generally in the election of directors of the surviving entity (or the entity owning one hundred percent (100%) of such surviving entity) are not persons who, immediately prior to such transaction, held the Company Voting Stock. For purposes of this Section 2(f), a “Person” means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act other than: employee benefit plans sponsored or maintained by the Company and corporations controlled by the Company.

(g) “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

(h) “Common Stock” means shares of common stock of the Company, par value $0.01 per Share.

(i) “Consultant” means any person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

(j) “Continuous Service” means the absence of any interruption or termination of a Participant’s service as an Employee, Director or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) in the case of transfers between locations of the Company or between the Company, its Affiliates or their respective successors. Changes in status between a Participant’s service as an Employee, Director and a Consultant will not constitute an interruption of Continuous Service.

(k) “Deferred Share Units” means Awards pursuant to Section 10 of the Plan.

(l) “Director” means a member of the Board, or a member of the board of directors of an Affiliate.

(m) “Disabled” means a condition under which a Participant:

(i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

(ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, received income replacement benefits for a period of not less than three (3) months under an accident or health plan covering Employees of the Company.

(n) “Eligible Person” means any Consultant, Director or Employee.

(o) “Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q) “Fair Market Value” means, with respect to a share of the Common Stock for any purpose on a particular date, the value determined by the Administrator in good faith. However, if the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and listed for trading on a national exchange or market, “Fair Market Value” means, as applicable, (i) either the closing price or the average of the high and low sale price on the relevant date, as determined in the Administrator’s discretion, quoted on the American Stock Exchange; (ii) the last sale price on the relevant date quoted on the Nasdaq SmallCap Market; (iii) the closing high bid on the relevant date quoted on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Inc. or a comparable service as determined in the Administrator’s discretion; or (iv) if the Common Stock is not quoted by any of the above, the average of the closing bid and asked prices on the relevant date furnished by a professional market maker for the Common Stock, or by such other source, selected by the Administrator. If no public trading of the Common Stock occurs on the relevant date, then Fair Market Value shall be determined as of the next preceding date on which trading of the Common Stock does occur. For all purposes under this Plan, the term “relevant date” as used in this Section 2(q) shall mean either the date as of which Fair Market Value is to be determined or the next preceding date on which public trading of the Common Stock occurs, as determined in the Administrator’s discretion.

(r) “Grant Agreement” means a written document memorializing the terms and conditions of an Award granted pursuant to the Plan and shall incorporate the terms of the Plan. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

(s) “Grant Date” has the meaning set forth in Section 16 of the Plan.

(t) “ISO” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

(u) “Involuntary Termination” means termination of a Participant’s Continuous Service under the following circumstances occurring on or after a Change in Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within sixty (60) days following (A) a material reduction in the Participant’s job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant’s work site to a facility or location more than fifty (50) miles from the Participant’s principal work site at the time of the Change in Control; or (C) a material reduction in Participant’s total compensation other than as part of an reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors or Consultants.

(v) “Nonqualified Option” means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.

(w) “Option” means any stock option granted pursuant to Section 7 of the Plan.

(x) “Participant” means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.

(y) “Performance Awards” means Performance Units and Performance Compensation Awards granted pursuant to Section 13 of the Plan.

(z) “Performance Compensation Awards” means Awards granted pursuant to Section 13(b) of the Plan.

(aa) “Performance Unit” means Awards granted pursuant to Section 13(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

(bb) “Person” means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

(cc) “Phantom Stock” means Awards pursuant to Section 11 of the Plan.

(dd) “Reporting Person” means an officer, Director, or greater than ten percent (10%) shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

(ee) “Restricted Shares” means Shares subject to restrictions imposed pursuant to Section 9 of the Plan.

(ff) “Restricted Share Units” means Awards pursuant to Section 9 of the Plan.

(gg) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

(hh) “SAR” or “Share Appreciation Right” means Awards granted pursuant to Section 8 of the Plan.

(ii) “Securities Act” means the Securities Act of 1933, as amended.

(jj) “Share” means a share of Common Stock, as adjusted in accordance with Section 15 of the Plan.

(kk) “Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Affiliate.

(ll) “Unrestricted Shares” means Shares awarded pursuant to Section 9 of the Plan.

3. Administration

(a) Administration of the Plan. The Plan shall be administered by the Board or by such committee or committees as may be appointed by the Board from time to time (the Board, committee or committees hereinafter referred to as the “Administrator”).

(b) Powers of the Administrator. The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.

The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (i) determine the eligible persons to whom, and the time or times at which Awards shall be granted; (ii) determine the types of Awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions and conditions upon any such Award as the Administrator shall deem appropriate; (v) modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided however, that, except as provided in Section 7(d) of the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder); (vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee’s employment or other relationship with the Company; and (vii) establish objectives and conditions, if any, for earning Awards and determining whether Awards will be paid after the end of a performance period.

The Administrator shall have full power and authority, in its sole and absolute discretion, to administer and interpret the Plan and to adopt and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable.

(c) Non-Uniform Determinations. The Administrator’s determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated. The Administrator’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter.

(d) Limited Liability. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

(e) Indemnification. To the maximum extent permitted by law and by the Company’s charter and by-laws, the members of the Administrator shall be indemnified by the Company in respect of all their activities under the Plan.

(f) Effect of Administrator’s Decision. The Administrator shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Grant Agreements. All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator’s sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any participants in the Plan and any other Employee, Consultant, or Director of the Company, and their respective successors in interest. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.

4. Shares Available for the Plan; Maximum Awards

(a) General. Subject to adjustments as provided in Section 15(b) of the Plan and subject to the discretion of the Administrator, the number of Awards that may be granted under the Plan in each calendar year during any part of which the Plan is in effect shall be such number of shares equivalent to fifteen percent (15%) of the fully diluted shares of Common Stock outstanding on January 2 of a given calendar year, without taking into account Awards outstanding under the Plan that are exercisable for or convertible into Common Stock or that are unvested stock Awards (“Outstanding Awards”), less the number of shares subject to Outstanding Awards at the close of business on that date. In no event shall the number of shares be less than Twenty-Five Million (25,000,000) shares of Common Stock. Notwithstanding the foregoing, in no event shall more than an aggregate of ten percent (10%) of the total shares of Common Stock within the plan be subject to ISO Awards during the term of the Plan. The Company shall reserve as of the end of each preceding calendar year a sufficient number of Shares to satisfy outstanding Awards under the Plan and the number of additional shares available for issuance in accordance with the formula stated above. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any Shares, or if any Shares are surrendered to the Company in connection with any Award (whether or not such surrendered shares were acquired pursuant to any Award), or if any shares are withheld by the Company, the shares subject to such Award and the surrendered and withheld shares shall thereafter be available for further Awards under the Plan; provided, however, that any such shares that are surrendered to or withheld by the Company in connection with any Award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to ISOs. For all Awards, the Shares of Common Stock issued pursuant to the Plan may be authorized but unissued Shares, Shares that the Company has reacquired or otherwise holds in treasury, or Shares held in a grantor or other trust that the Board approves.

(b) Specific Award Limitations. Subject to the provisions of Section 15 of the Plan, the maximum number of Shares that the Company may issue in a form other than Options and SARs is ten percent (10%) of the total shares within the plan.

(c) Individual Award Limits. Subject to adjustments as provided in Section 15(b) of the Plan, the maximum number of Shares of Common Stock subject to Awards of any combination that may be granted during any one (1) fiscal year of the Company to any one (1) individual under this Plan shall be determined from time to time at the sole discretion of the Administrator, including any such maximum number with respect to any individual during the first fiscal year that the individual is employed with the Company or an Affiliate. The Administrator may adjust any such limitations pursuant to Section 15(b) below. Any such per-individual limits shall not be adjusted to effect a restoration of Shares of Common Stock with respect to which the related Award is terminated, surrendered or canceled.

5. Participation

Participation in the Plan shall be open to all Employees, Consultants, advisors, sales representatives, officers and Directors of, and other individuals providing bona fide services to or for, the Company, or of any Affiliate of the Company, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to individuals in connection with hiring, retention or otherwise, prior to the date the individual first performs services for the Company or an Affiliate provided that such Awards shall not become vested or exercisable prior to the date the individual first commences performance of such services. A Participant who has been granted an Award may be granted an additional Award or Awards if the Administrator shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.

6. Awards

(a) General. The Administrator, in its sole discretion, establishes the terms of all Awards granted under the Plan. Awards may be granted individually or in tandem with other types of Awards. All Awards are subject to the terms and conditions provided in the Grant Agreement. The Administrator may permit or require a recipient of an Award to defer such individual’s receipt of the payment of cash or the delivery of Common Stock that would otherwise be due to such individual by virtue of the exercise of, payment of, or lapse or waiver of restrictions respecting, any Award. If any such payment deferral is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such payment deferrals.

(b) Replacement Awards. Subject to Applicable Laws (including any associated Shareholder approval requirements), the Administrator may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or otherwise. An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Administrator deems appropriate. In the case of Options and SARs, these other terms may not involve an exercise price that is lower than the exercise price of the surrendered Option or SARs unless the Company’s shareholders approve the grant itself or the program under which the grant is made pursuant to the Plan.

7. Option Awards

(a) Types; Documentation. The Administrator may in its discretion grant ISOs to any Employee and Nonqualified Options to any Eligible Person, and shall evidence any such grants in a Grant Agreement that is delivered to the Participant. Each Option shall be designated in the Grant Agreement as an ISO or a Nonqualified Option, and the same Grant Agreement may grant both types of Options, provided, however, that Awards of ISOs shall be limited to Employees of the Company or of any current or hereafter existing “parent corporation” or “subsidiary corporation”, as defined in Code Sections 424(e) and (f), respectively, of the Company. At the sole discretion of the Administrator, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary. Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Administrator shall deem advisable in its sole and absolute discretion.

(b) ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Nonqualified Options. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this Section 7(b) shall be automatically adjusted accordingly.

(c) Term of Options. Each Grant Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 7(e) hereof; provided, that, the term of any Option may not exceed ten (10) years from the Grant Date. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall not exceed five (5) years from the Grant Date.

(d) Exercise Price. The exercise price of an Option shall be determined by the Administrator in its discretion and shall be set forth in the Grant Agreement, subject to the following special rules:

(i) ISOs. If an ISO is granted to an Employee who on the Grant Date is a Ten Percent Holder, the per Share exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value per Share on such Grant Date. If an ISO is granted to any other Employee, the per Share exercise price shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the Grant Date.

(ii) Nonqualified Options. The per Share exercise price for the Shares to be issued pursuant to the exercise of a Nonqualified Option shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the Grant Date.

(e) Termination of Continuous Service. The Administrator may establish and set forth in the applicable Grant Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The Administrator may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Grant Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may any Option be exercised after the expiration of the Option term as set forth in the Grant Agreement.

The following provisions shall apply to the extent a Grant Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant’s Continuous Service:

(i) Termination other than Upon Disability or Death or for Cause. In the event of termination of a Participant’s Continuous Service (other than as a result of Participant’s death, disability, retirement or termination for Cause), the Participant shall have the right to exercise an Option at any time within ninety (90) days following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(ii) Disability. In the event of termination of a Participant’s Continuous Service as a result of his or her being Disabled, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(iii) Retirement. In the event of termination of a Participant’s Continuous Service as a result of Participant’s retirement, the Participant shall have the right to exercise the Option at any time within one (1) year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(iv) Death. In the event of the death of a Participant during the period of Continuous Service since the Grant Date of an Option, or within thirty (30) days following termination of the Participant’s Continuous Service, the Option may be exercised, at any time within one (1) year following the date of the Participant’s death, by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested at the date of death or, if earlier, the date the Participant’s Continuous Service terminated.

(v) Cause. If the Administrator determines that a Participant’s Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and it shall be considered immediately null and void.

(f) Reverse Vesting. The Administrator in its sole and absolute discretion may allow a Participant to exercise unvested Options, in which case the Shares then issued shall be Restricted Shares having analogous vesting restrictions to the unvested Options.

(g) Buyout Provisions. The Administrator may at any time offer to buy out an Option, in exchange for a payment in cash or Shares, based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made. In addition, but subject to any shareholder approval requirement of applicable law, if the Fair Market Value for Shares subject to an Option is more than thirty three percent (33%) below their exercise price for more than thirty (30) consecutive business days, the Administrator may unilaterally terminate and cancel the Option either (i) by paying the Participant, in cash or Shares, an amount not less than the Black-Scholes value of the vested portion of the Option, or (ii) subject to the approval of the shareholders of the Company, by irrevocably committing to grant a new Option, on a designated date more than six (6) months after such termination and cancellation of such Option (but only if the Participant’s Continuous Service has not terminated prior to such designated date), on substantially the same terms as the cancelled Option, provided that the per Share exercise price for the new Option shall equal the per Share Fair Market Value of a Share on the date the new grant occurs.

8. Stock Appreciation Rights

(a) Stock Appreciation Rights. The Administrator may from time to time grant to eligible participants Awards of Stock Appreciation Rights (“SARs”). A SAR entitles the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one (1) share of Common Stock over (B) the base price per Share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. Payment by the Company of the amount receivable upon any exercise of a SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. If upon settlement of the exercise of a SAR a grantee is to receive a portion of such payment in Shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

(b) Termination of Employment or Consulting Relationship. The Administrator shall establish and set forth in the applicable Grant Agreement the terms and conditions on which a SAR shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The provisions of Section 7(e) above shall apply to the extent a Grant Agreement does not specify the terms and conditions upon which a SAR shall terminate when there is a termination of a Participant’s Continuous Service.

(c) Buy-out. The Administrator has the same discretion to buy-out SARs as it has to take such actions pursuant to Section 7(g) above with respect to Options.

9. Restricted Shares and Restricted Share Units; Unrestricted Shares

(a) Grants. The Administrator may in its discretion grant restricted shares (“Restricted Shares”) to any Eligible Person and shall evidence such grant in a Grant Agreement that is delivered to the Participant and that sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any), and the terms upon which the Restricted Shares may become vested. In addition, the Company may in its discretion grant the right to receive Shares after certain vesting requirements are met (“Restricted Share Units”) to any Eligible Person and shall evidence such grant in a Grant Agreement that is delivered to the Participant which sets forth the number of Shares (or formula, that may be based on future performance or conditions, for determining the number of Shares) that the Participant shall be entitled to receive upon vesting and the terms upon which the Shares subject to a Restricted Share Unit may become vested. The Administrator may condition any Award of Restricted Shares or Restricted Share Units to a Participant on receiving from the Participant such further assurances and documents as the Administrator may require to enforce the restrictions. In addition, the Committee may grant Awards hereunder in the form of unrestricted shares (“Unrestricted Shares”), which shall vest in full upon the date of grant or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its discretion) elect to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

(b) Vesting and Forfeiture. The Administrator shall set forth in a Grant Agreement granting Restricted Shares or Restricted Share Units, the terms and conditions under which the Participant’s interest in the Restricted Shares or the Shares subject to Restricted Share Units will become vested and non-forfeitable. Except as set forth in the applicable Grant Agreement or the Administrator otherwise determines, upon termination of a Participant’s Continuous Service for any other reason, the Participant shall forfeit his or her Restricted Shares and Restricted Share Units; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in a Grant Agreement.

(c) Issuance of Restricted Shares Prior to Vesting. The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Grant Agreement or the Administrator otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares pursuant to Section 9(e) below.

(d) Issuance of Shares upon Vesting. As soon as practicable after vesting of a Participant’s Restricted Shares (or Shares underlying Restricted Share Units) and the Participant’s satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one (1) Share for each vested Restricted Share (or issue one (1) Share free of the vesting restriction for each vested Restricted Share Unit), unless a Grant Agreement provides otherwise. No fractional shares shall be distributed but shall be rounded up to the next full share at the election of the Administrator. Notwithstanding the foregoing, if the Administrator determines that an issuance of Shares at the time of vesting is not a “permissible distribution event” within the meaning of Section 409A of the Code, then the issuance of the Shares will be automatically deferred until the earliest date on which issuance of the Shares in unrestricted form will constitute a permissible distribution event pursuant to paragraphs (i), (ii), (iii), (v) or (iv) of Section 409A(a)(2)(A) of the Code.

(e) Dividends Payable on Vesting. Whenever Shares are released to a Participant or duly-authorized transferee pursuant to Section 9(d) above as a result of the vesting of Restricted Shares or the Shares underlying Restricted Share Units are issued to a Participant pursuant to Section 9(d) above, such Participant or duly-authorized transferee shall also be entitled to receive (unless otherwise provided in the Grant Agreement), with respect to each Share released or issued, an amount equal to any cash dividends (plus, in the discretion of the Administrator, simple interest at a rate as the Administrator may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is released from the vesting restrictions in the case of Restricted Shares or issued in the case of Restricted Share Units.

(f) Section 83(b) Elections. A Participant may make an election under Section 83(b) of the Code (the “Section 83(b) Election”) with respect to Restricted Shares. If a Participant who has received Restricted Share Units provides the Administrator with written notice of his or her intention to make Section 83(b) Election with respect to the Shares subject to such Restricted Share Units, the Administrator may in its discretion convert the Participant’s Restricted Share Units into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant’s Restricted Share Unit Award. The Participant may then make a Section 83(b) Election with respect to those Restricted Shares.

Shares with respect to which a Participant makes a Section 83(b) Election shall not be eligible for deferral pursuant to Section 10 below.

(g) Deferral Elections. At any time within the thirty (30) day period (or other shorter or longer period that the Administrator selects) in which a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) receives an Award of either Restricted Shares or Restricted Share Units, the Administrator may permit the Participant to irrevocably elect, on a form provided by and acceptable to the Administrator, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the Shares subject to the election, and any associated dividends and interest, shall be credited to an account established pursuant to Section 10 hereof on the date such Shares would otherwise have been released or issued to the Participant pursuant to Section 9(d) above.

The Administrator may grant Awards hereunder in the form of unrestricted shares (“Unrestricted Shares”), which shall vest in full upon the date of grant or such other date as the Administrator may determine or which the Administrator may issue pursuant to any program under which one or more Eligible Persons (selected by the Administrator in its discretion) elect to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

10. Deferred Share Units

(a) Elections to Defer. The Administrator may permit any Eligible Person who is a Director, Consultant or member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Administrator (the “Election Form”), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to any Award other than Restricted Shares for which a Section 83(b) Election has been made), and in lieu thereof to have the Company credit to an internal Plan account (the “Account”) a number of deferred share units (“Deferred Share Units”) having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar quarter (or other period that the Administrator establishes prospectively) during which compensation is deferred. Unless, within five (5) business days after the Company receives an Election Form, the Company sends the Participant a written notice explaining why it is invalid, each Election Form shall take effect on the first day of the next calendar year (or on the first day of the next calendar month in the case of an initial election by a Participant who is first eligible to defer hereunder) after its delivery to the Company, subject to Section 9(g) regarding deferral of Restricted Shares and Restricted Share Units and to Section 13(e) regarding deferral of Performance Awards. Notwithstanding the foregoing sentence: (i) Election Forms shall be ineffective with respect to any compensation that a Participant earns before the date on which the Company receives the Election Form, and (ii) the Administrator may unilaterally make awards in the form of Deferred Share Units, regardless of whether or not the Participant foregoes other compensation.

(b) Vesting. Unless a Grant Agreement expressly provides otherwise, each Participant shall be one hundred percent (100%) vested at all times in any Shares subject to Deferred Share Units.

(c) Issuances of Shares. The Company shall provide a Participant with one (1) Share for each Deferred Share Unit in five (5) substantially equal annual installments that are issued before the last day of each of the five (5) calendar years that end after the date on which the Participant’s Continuous Service terminates, unless -

(i) the Participant has properly elected a different form of distribution, on a form approved by the Administrator, that permits the Participant to select any combination of a lump sum and annual installments that are completed within ten (10) years following termination of the Participant’s Continuous Service, and

(ii) the Company received the Participant’s distribution election form at the time the Participant elects to defer the receipt of cash or other compensation pursuant to Section 10(a), provided that (subject to any prospective changes that the Administrator communicates in writing to a Participant), the Participant may change such election through any subsequent election that (i) is delivered to the Administrator at least one (1) year before the date on which distributions are otherwise scheduled to commence pursuant to the Participant’s election, and (ii) defers the commencement of distributions by at least five (5) years from the originally scheduled commencement date.

Fractional shares shall not be issued and shall be rounded up to the next full share at the election of the Administrator.

(d) Crediting of Dividends. Whenever Shares are issued to a Participant pursuant to Section 10(c) above, such Participant shall also be entitled to receive, with respect to each Share issued, a cash amount equal to any cash dividends (plus simple interest at a rate of five percent (5%) per annum, or such other reasonable rate as the Administrator may determine in a Grant Agreement), and a number of Shares equal to any stock dividends which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued.

(e) Emergency Withdrawals. In the event a Participant suffers an unforeseeable emergency within the contemplation of this Section 10 and Section 409A of the Code, the Participant may apply to the Company for an immediate distribution of all or a portion of the Participant’s Deferred Share Units. The unforeseeable emergency must result from a sudden and unexpected illness or accident of the Participant, the Participant’s spouse, or a dependent (within the meaning of Section 152(a) of the Code) of the Participant, casualty loss of the Participant’s property, or other similar extraordinary and unforeseeable conditions beyond the control of the Participant. Examples of purposes which are not considered unforeseeable emergencies include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the unforeseeable emergency could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant’s nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant’s unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution. The Administrator shall determine whether a Participant has a qualifying unforeseeable emergency and the amount which qualifies for distribution, if any. The Administrator may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

(f) Unsecured Rights to Deferred Compensation. A Participant’s right to Deferred Share Units shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or the Participant’s duly-authorized transferee to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor the Participant’s duly-authorized transferee shall have any claim against or rights in any specific assets, shares, or other funds of the Company.

11. Phantom Stock

The Administrator may from time to time grant Awards to eligible participants denominate in stock-equivalent units (“Phantom Stock”) in such amounts and on such terms and conditions as it shall determine. Phantom Stock units granted to a participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company’s assets. An Award of Phantom Stock may be settled in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Except as otherwise provided in the applicable Grant Agreement, the grantee shall not have the rights of a stockholder with respect to any Shares of Common Stock represented by a Phantom Stock unit solely as a result of the grant of a Phantom Stock unit to the grantee.

12. Other Stock-Based Awards

The Administrator may from time to time grant other stock-based awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. Other stock-based awards may be denominated in cash, in Common Stock or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into Common Stock, or in any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Administrator.

13. Performance Awards

(a) Performance Units. Subject to the limitations set forth in paragraph (c) hereof, the Administrator may in its discretion grant Performance Units to any Eligible Person and shall evidence such grant in a Grant Agreement that is delivered to the Participant which sets forth the terms and conditions of the Award. A Performance Unit is an Award which is based on the achievement of specific goals with respect to the Company or any Affiliate or individual performance of the Participant, or a combination thereof, over a specified period of time.

(b) Performance Compensation Awards. Subject to the limitations set forth in paragraph (c) hereof, the Administrator may, at the time of grant of a Performance Unit, designate such Award as a “Performance Compensation Award” in order that such Award constitutes “qualified performance-based compensation” under Code Section 162(m), in which event the Administrator shall have the power to grant such Performance Compensation Award upon terms and conditions that qualify it as “qualified performance-based compensation” within the meaning of Code Section 162(m). With respect to each such Performance Compensation Award, the Administrator shall establish, in writing within the time required under Code Section 162(m), a “Performance Period”, “Performance Measure(s)”, and “Performance Formula(e)” (each such term being hereinafter defined). Once established for a Performance Period, the Performance Measure(s) and Performance Formula(e) shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code Section 162(m).

A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Administrator shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance.

(c) Limitations on Awards. The maximum Performance Unit Award and the maximum Performance Compensation Award that any one (1) Participant may receive for any one (1) Performance Period shall be determined from time to time by the Administrator. The Administrator shall have the discretion to provide in any Grant Agreement that any amounts earned in excess of any such limitations will either be credited as Deferred Share Units, or as deferred cash compensation under a separate plan of the Company (provided in the latter case that such deferred compensation either bears a reasonable rate of interest or has a value based on one (1) or more predetermined actual investments). Any amounts for which payment to the Participant is deferred pursuant to the preceding sentence shall be paid to the Participant in a future year or years not earlier than, and only to the extent that, the Participant is either not receiving compensation in excess of any such limits for a Performance Period, or is not subject to the restrictions set forth under Section 162(b) of the Code.

(d) Definitions.

(i) “Performance Formula” means, for a Performance Period, one (1) or more objective formulas or standards established by the Administrator for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

(ii) “Performance Measure” means one (1) or more of the following selected by the Administrator to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Administrator) and, if so determined by the Administrator, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles.

Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

(iii) “Performance Period” means one (1) or more periods of time (of not less than one (1) fiscal year of the Company), as the Administrator may designate, over which the attainment of one (1) or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.

(e) Deferral Elections. At any time prior to the date that is at least six (6) months before the close of a Performance Period (or shorter or longer period that the Administrator selects) with respect to an Award of either Performance Units or Performance Compensation, the Administrator may permit a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Administrator, to defer the receipt of all or a percentage of the cash or Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the cash or Shares subject to the election, and any associated interest and dividends, shall be credited to an account established pursuant to Section 10 hereof on the date such cash or Shares would otherwise have been released or issued to the Participant pursuant to Section 13(a) or Section 13(b) above.

14. Taxes

(a) General. As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant’s death, the person who succeeds to the Participant’s rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied. If the Administrator allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations, the Administrator shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

(b) Default Rule for Employees. In the absence of any other arrangement, an Employee shall be deemed to have directed the Company to withhold or collect from his or her cash compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of the exercise of an Award.

(c) Special Rules. In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under Applicable Law, the Participant shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) or cash equal to the amount required to be withheld. For purposes of this Section 14, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the “Tax Date”).

(d) Surrender of Shares. If permitted by the Administrator, in its discretion, a Participant may satisfy the minimum applicable tax withholding and employment tax obligations associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of Shares previously acquired from the Company that are surrendered under this Section 14, such Shares must have been owned by the Participant for more than six months on the date of surrender (or such longer period of time the Company may in its discretion require).

(e) Income Taxes and Deferred Compensation. Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Administrator shall have the discretion to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any Award in a manner that (i) conforms with the requirements of Section 409A of the Code with respect to compensation that is deferred and that vests after December 31, 2004, (ii) that voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Administrator permits second elections to defer in accordance with Section 409A(a)(4)(C). The Administrator shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and all Awards.

(f) Loans. The Company or its Affiliate may make or guarantee loans to grantees to assist grantees in exercising Awards and satisfying any withholding tax obligations.

15. Transfers, Adjustments and Change in Control Transactions

(a) Transferability. Except as otherwise determined by the Administrator, and in any event in the case of an ISO or a Stock Appreciation Right granted with respect to an ISO, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Administrator in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee’s guardian or legal representative.

(b) Adjustments for Corporate Transactions and Other Events.

(i) Stock Dividend, Stock Split and Reverse Stock Split. In the event of a stock dividend of, or stock split or reverse stock split affecting, the Common Stock, (A) the maximum number of shares of such Common Stock as to which Awards may be granted under this Plan and the maximum number of shares with respect to which Awards may be granted during any one (1) fiscal year of the Company to any individual, as provided in Section 4 of the Plan, and (B) the number of shares covered by and the exercise price and other terms of outstanding Awards, shall, without further action of the Board, be adjusted to reflect such event unless the Board determines, at the time it approves such stock dividend, stock split or reverse stock split, that no such adjustment shall be made. The Administrator may make adjustments, in its discretion, to address the treatment of fractional shares and fractional cents that arise with respect to outstanding Awards as a result of the stock dividend, stock split or reverse stock split.

(ii) Non-Change in Control Transactions. Except with respect to the transactions set forth in Section 15(b)(i), in the event of any change affecting the Common Stock, the Company or its capitalization, by reason of a spin-off, split-up, dividend, recapitalization, merger, consolidation or share exchange, other than any such change that is part of a transaction resulting in a Change in Control of the Company, the Administrator, in its discretion and without the consent of the holders of the Awards, shall make (A) appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan, in the aggregate and with respect to any individual during any one fiscal year of the Company, as provided in Section 4 of the Plan; and (B) any adjustments in outstanding Awards, including but not limited to modifying the number, kind and price of securities subject to Awards.

(iii) Change in Control Transactions. In the event of any transaction resulting in a Change in Control of the Company, outstanding Options and SARs under this Plan will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the substitution of the equivalent awards of, the surviving or successor entity or a parent thereof. In the event of such termination, the holders of Options and SARs under the Plan will be permitted, for a period of at least twenty (20) days prior to the effective time of the Change in Control, to exercise all portions of such Awards that are then exercisable or which become exercisable upon or prior to the effective time of the Change in Control; provided, however, that any such exercise of any portion of such an Award which becomes exercisable as a result of such Change in Control shall be deemed to occur immediately prior to the effective time of such Change in Control.

(iv) Pooling of Interests Transactions. In connection with any business combination authorized by the Board, the Administrator, in its sole discretion and without the consent of the holders of the Awards, may make any modifications to any Awards, including but not limited to cancellation, forfeiture, surrender or other termination of the Awards, in whole or in part, regardless of the vested status of the Award, but solely to the extent necessary to facilitate the compliance of such transaction with requirements for treatment as a pooling of interests transaction for accounting purposes under generally accepted accounting principles.

(v) Unusual or Nonrecurring Events. The Administrator is authorized to make, in its discretion and without the consent of holders of Awards, adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

(c) Substitution of Awards in Mergers and Acquisitions. Awards may be granted under the Plan from time to time in substitution for awards held by employees, officers, consultants or directors of entities who become or are about to become employees, officers, consultants or directors of the Company or an Affiliate as the result of a merger or consolidation of the employing entity with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets or stock of the employing entity. The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the substitute Awards to the provisions of the awards for which they are substituted.

16. Time of Granting of Awards

The date of grant (“Grant Date”) of an Award shall be the date on which the Administrator makes the determination granting such Award or such other date as is determined by the Administrator, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Administrator makes the determination granting such ISO or the date of commencement of the Participant’s employment relationship with the Company.

17. Modification of Awards and Substitution of Options

(a) Modification, Extension and Renewal of Awards. Within the limitations of the Plan, the Administrator may modify an Award to accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Grant Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), to accelerate the vesting of any Award, to extend or renew outstanding Awards, or to accept the cancellation of outstanding Awards to the extent not previously exercised either for the granting of new Awards or for other consideration in substitution or replacement thereof. Notwithstanding the foregoing provision, no modification of an outstanding Award shall materially and adversely affect such Participant’s rights thereunder, unless either the Participant provides written consent or there is an express Plan provision permitting the Administrator to act unilaterally to make the modification.

(b) Substitution of Options. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Administrator may, in accordance with the provisions of that Section, substitute Options for options under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

18. Term of Plan

The Plan shall continue in effect for a term of ten (10) years from its effective date as determined under Section 22 below, unless the Plan is sooner terminated under Section 19 below.

19. Amendment and Termination of the Plan

(a) Authority to Amend or Terminate. Subject to Applicable Laws, the Board may from time to time amend, alter, suspend, discontinue or terminate the Plan.

(b) Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted unless either it relates to an adjustment pursuant to Section 15 above, or it is otherwise mutually agreed between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Administrator may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

Conditions Upon Issuance of Shares

Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.

20. Reservation of Shares

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

21. Effective Date

(a) Effective Date; Termination Date. This Plan shall become effective on the date of its approval by the Board; provided that this Plan shall be submitted to the Company’s shareholders for approval, and if not approved by the shareholders in accordance with Applicable Laws (as determined by the Administrator in its discretion) within one (1) year from the date of approval by the Board, this Plan and any Awards shall be null, void and of no force and effect. Awards granted under this Plan before approval of this Plan by the shareholders shall be granted subject to such approval. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth (10th) anniversary of the effective date of the Plan, or if earlier, the tenth (10th) anniversary of the date this Plan is approved by the shareholders. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

22. Governing Law

The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Delaware, without regard to its conflict of laws principles.

23. Other Applicable Laws And Regulations

(a) U.S. Securities Laws. This Plan, the grant of Awards, and the exercise of Options and SARs under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options, Restricted Shares, Restricted Share Units, Deferred Share Units and Shares) under this Plan shall be subject to all Applicable Law. In the event that the Shares are not registered under the Securities Act, or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Securities Act, and a legend to that effect may be placed on the certificates representing the Shares.

(b) Other Jurisdictions. To facilitate the making of any grant of an Award under this Plan, the Administrator may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans and establish escrow accounts and trusts as may be appropriate or applicable to particular locations and countries.

24. No Shareholder Rights

Neither a Participant nor any transferee of a Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to a Participant or a transferee of a Participant for such Shares in accordance with the Company’s governing instruments and Applicable Law. Prior to the issuance of Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.

25. No Employment Rights

Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice and whether or not such termination results in (i) the failure of any Award to vest; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual’s interests under the Plan.

26. No Trust or Fund Created

Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

27. Compliance with Section 409A of The Code

The Company intends that all Options granted under the Plan not be considered to provide for the deferral of compensation under Section 409A of the Code and that any other Award that does provide for such deferral of compensation shall comply with the requirements of Section 409A of the Code and, accordingly, this Plan shall be so administered and construed.  Further, the Company may modify the Plan and any Award to the extent necessary to fulfill this intent.

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